SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 1, 1999
                      (Date of Earliest Event Reported)

                      MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                   0-22810
                           (Commission File Number)

                                  03-0311630
                      (IRS Employer Identification No.)

                160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                                (802) 447-1503
                       (Registrant's Telephone Number)


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Item 1   Not Applicable.

Item 2   Acquisition of Gabe's Plaza Car Wash, Inc.

         On June 1, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), acquired substantially all of the assets (the "Plaza Purchased Assets") of Gabe's Plaza Car Wash, Inc. in Morrisville, Pennsylvania ("Plaza") from Plaza and Gabe Kirikian and Alice Kirikian, (collectively with Plaza, the "Sellers"). Pursuant to the terms and conditions of the Agreement of Sale, as amended, initially executed by Red Mountain Holdings, Ltd. with the Sellers (the "Plaza Agreement"), as subsequently assigned to the Company, the Company purchased the real estate, inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operations of Sellers. The Company intends to continue such use of the Plaza Purchased Assets. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Plaza Agreement and subsequent amendment, which are filed herewith as Exhibits 2.1 and 2.2, respectively.

         At Closing under the Plaza Agreement, the Company paid to Sellers an aggregate purchase price of $927,000 (the "Plaza Purchase Price"), $210,000 of which was paid in cash at the Closing of the transaction from working capital and $717,000 of which was evidenced by the delivery of a promissory note bearing interest at 7% per annum, secured by a first mortgage on the purchased real estate, payable in 21 installments including an initial payment of $200,000 to be made within 60 days of Closing, together with accrued interest, followed by 20 quarterly principal installments of $25,850 together with accrued interest. The acquisition is accounted for using the "purchase" method of accounting.

         In addition, the Plaza Agreement included a Covenant Not to Compete preventing Sellers from competing, directly or indirectly, with the Company or carrying on the operations of a car wash within certain geographic areas and for certain predetermined periods.

Items 3-6 Not Applicable.

Item 7   Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

         It is impracticable to provide the required financial statements of Gabe's Plaza Car Wash, Inc. at the time of the filing of this report. The required financial statements of Plaza will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

         (b) Pro Forma Financial Information.

         It is impracticable to provide the required pro foma financial information at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.


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         (c) The following Exhibits are hereby filed as part of this Current
         Report on Form 8-K.

         2.1 Agreement of Sale dated as of April 22, 1999 between Gabe Kirikian and Alice Kirikian, Gabe's Plaza Car Wash, Inc. and Red Mountain Holdings, Ltd.

         2.2 First Amendment to Agreement of Sale dated as of May 10, 1999 between Gabe Kirikian and Alice Kirikian, Gabe's Plaza Car Wash, Inc. and Red Mountain Holdings, Ltd.

         2.3 Assignment dated May 17, 1999 between Mace Security
         International, Inc. and Red Mountain Holdings, Inc.

         99 Press Release dated June 10, 1999.

Items 8-9.  Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 1999                   MACE SECURITY INTERNATIONAL, INC.


                                      By:/s/ Gregory M. Krzemien
                                         ------------------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

                                EXHIBIT INDEX

Exhibit       Description
No.

2.1 Agreement of Sale dated as of April 22, 1999 between Gabe Kirikian and Alice Kirikian, Gabe's Plaza Car Wash, Inc. and Red Mountain Holdings, Ltd.

2.2 First Amendment to Agreement of Sale dated as of May 10, 1999 between Gabe Kirikian and Alice Kirikian, Gabe's Plaza Car Wash, Inc. and Red Mountain Holdings, Ltd.

2.3           Assignment dated May 17, 1999 between Mace Security
              International, Inc. and Red Mountain Holdings, Inc.

99            Press Release dated June 10, 1999.

                              AGREEMENT OF SALE

         THIS AGREEMENT OF SALE (the "Agreement") is made as of April 22, 1999, by and among Gabe Kirikian and Alice Kirikian, residents of New York ("Shareholders"), Gabe's Plaza Car Wash, Inc. ("Company"), and Red Mountain Holdings, Ltd. ("Buyer"). Shareholders and Company may be referred to herein as "Sellers."

                                  BACKGROUND

         A. Sellers are the owner/operator of the car wash facility (the "Facility") having the street address of 225 Plaza Boulevard, Falls Township, Morrisville, Pennsylvania. Company owns the certain parcel of land described in Exhibit A hereto (the "Land"), together with certain related and appurtenant structures and other improvements thereon (the "Improvements"), and together with all fixtures (including without limitation trade fixtures; heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust systems and their component parts; pipes, pumps, storage and fuel tanks and other equipment and improvements affixed to or forming a part of, the Real Estate (collectively, the "Fixtures"), and together with all easements, hereditaments, rights and privileges appurtenant thereto (collectively, the "Real Estate").

         B. Sellers also own the personal property consisting of the following (collectively, the "Personalty"):

         (1) All computers, printers, vending machines, tools, hoses, brushes, auto wash equipment, auto wash conveyor, auto drying equipment, hydraulic lifts, and similar items in Sellers' possession or control, used in connection with, located in or on, or otherwise pertaining to the Facility, including without limitation the items specifically listed in Exhibit B hereto (collectively, the "Equipment").

         (2) All furnishings, supplies, sales and promotional materials, business files, customer records, computer programs and software (with applicable documentation and source codes), and any construction or "as-built" plans and specifications for the Facility in Sellers's possession or control, to the extent the foregoing are used in connection with, located in or on the Real Estate, or pertain to the operation of the Facility.

         (3) All Sellers's retail inventory and operating inventory ("Inventory") pertaining to the operation of the Facility.

         C. Sellers also own the intangible personal property consisting of the following (collectively, the "Intangible Personal Property"):

         (1) All Contracts (as defined in Section 4.7 below) pertaining to the operation of the Facility on the Real Estate;

         (2) All Permits (as defined in Section 4.8 below) pertaining to the operation of the Facility on the Real Estate;

         (3) All intellectual property used in connection with the Facility, including, without limitation, trademarks, trade names, and the exclusive right to use the name "Plaza Car Wash" (collectively, the "Intellectual Property"); and

         (4) Sellers's business and operations pertaining to the operation of the Facility, and all goodwill associated therewith (collectively, the "Business").

         D. The Real Estate, Personalty, Intangible Personal Property and the Business are sometimes referred to collectively hereinafter as the "Assets."

         E. Sellers wish to sell, transfer and convey the Assets to Buyer, which is prepared to purchase and accept the same from Sellers, all for the purchase price and on the other terms and conditions hereinafter set forth.

                             TERMS AND CONDITIONS

         In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree:

         1. Sale and Purchase. Sellers hereby agree to sell, transfer and convey the Assets to Buyer, and Buyer hereby agrees to purchase and accept the assets from Sellers, in each case for the purchase price and on and subject to the other terms and conditions set forth in this Agreement.

         1.1 Excluded Assets. Any provision of this Agreement to the contrary notwithstanding, the Assets shall not include claims for tax refunds and corporate records and documents and any other items identified in Exhibit "C" hereto (collectively, "Excluded Assets").

         1.2 Assumption of Liabilities.Buyer shall assume at Closing (as hereinafter defined) and discharge all liabilities of Sellers under any of the following (collectively, the "Assumed Liabilities"): (1) any Assigned Contract (as hereinafter defined); and (2) any written purchase order for Inventory by which Sellers are bound on the Closing Date (as hereinafter defined), which was made in the ordinary course of business, which was disclosed to Buyer in writing before Closing, and which is assigned to Buyer pursuant to this Agreement, to the extent such liabilities relate to performance on or after the Closing Date and inventory present at the Facility on the Closing Date.

         1.3 Excluded Liabilities. Except for the Assumed Liabilities, Buyer shall not assume or be liable for any of Sellers' liabilities or obligations whatsoever.

         2. Purchase Price. The aggregate purchase price for the Assets (the "Purchase Price") shall be $927,000.00, which, subject to the terms and conditions hereinafter set forth, shall be allocated among the Assets as set forth in Exhibit D hereto, and shall be paid to Sellers by Buyer as follows:

         2.1 Deposit. Within three business days after the execution of this Agreement by all parties, Buyer shall pay the sum of $15,000.00 ("Deposit") to John M. Fedorko, Esq., 300 West Trenton Avenue, Morrisville, Pennsylvania, 19067-2041 ("Escrow Agent"), as agent for Stewart Title Insurance Company, to be held in escrow as a deposit to be applied in accordance with Section 3 below.

         2.2 Balance. The balance of the Purchase Price shall be paid at Closing as follows (i) $395,000 by bank certified or cashier's check or by plain check of Buyer's title insurer ("Title Insurer"), and (ii) a promissory note by Buyer in the amount of $517,000, bearing interest at the rate of 7% per annum, payable in 20 equal principal installments of $25,850 each on January 1, April 1, July 1, and October 1 of each year until paid, together with interest at a rate of 7% per annum on the unpaid balance, and secured by a first mortgage on the Real Estate in a form acceptable to Sellers, said acceptance to occur within thirty days after the date of this Agreement.

         3. Application of Deposit. The parties agree that the Deposit held by Escrow Agent, principal and interest, shall be applied as follows:

         3.1 If Closing is held, the Deposit, together with all interest earned thereon, shall be paid to Sellers and credited to the Purchase Price.

         3.2 If Closing is not held by reason of Buyer's default, or if this Agreement is terminated pursuant to Section 10.1, the Deposit, together with all interest earned thereon, shall be paid to Sellers as liquidated damages.

         3.3 If Closing is otherwise not held for any reason other than a default of Buyer or termination pursuant to Section 10.1, the Deposit, together with all interest earned thereon, shall be paid to Buyer.

         4. Covenants, Representations and Warranties of Sellers. Each Seller jointly and severally covenants as follows, and represents and warrants to Buyer that the following statements are true and correct:

         4.1 Authority. Sellers have full authority to approve and effect the transactions contemplated hereby. No consents of any third party are required for the execution and performance of this Agreement by any Seller.

         4.2 Title to and Condition of Assets. Except as otherwise provided in this Section 4, Sellers have and shall convey to Buyer at Closing good and marketable title to all of the Assets, free and clear of any mortgages, collateral assignments, security interests, liens, claims, charges or encumbrances (collectively, "Liens"). Each Seller represents and warrants that no person or entity other than a Seller has any direct or indirect ownership interest in any Asset. No person or other entity has (1) any right or option to acquire all or any portion of the Assets, or (2) any tenancy or other interest or right of occupancy in or with respect to all or any portion of the Real Estate.

                  4.2.1 Title to Real Estate. Sellers have good and marketable, fee simple title to the Real Estate, and at the time the sale is consummated, Sellers agree to convey good and marketable, fee simple title to the Real Estate to Buyer by special warranty deed. "Good and marketable, fee simple title" is hereby defined as title which is insurable by Title Insurer at its standard rates on an extended ALTA Owner Policy, without exception other than exceptions set forth in Exhibit "E" hereto ("Permitted Exceptions").

                  4.2.2 Condition of Real Estate. There is no material defect in, mechanical failure of or damage to the Improvements, including the roof, structure, walls, heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust systems and their component parts, auto wash equipment, auto wash conveyor, auto drying equipment, bolts, hydraulic lifts or other improvements on or forming a part of the Real Estate, except as listed on Exhibit F.

                  4.2.3 Equipment. All of the Equipment included in the Assets is in all material respects in good operating order and usable in the ordinary course of Sellers' business, and complies in all material respects with all applicable federal, state and local laws, ordinances, rules and regulations (including fire, safety, environmental protection and pollution control) and approvals and consents issued thereunder. The Equipment consists of all equipment used in the operation and maintenance of the Facility and the Business. A true, complete and correct list of all Equipment is attached hereto as Exhibit "B."

         4.3 "FIRPTA". No Seller is a "foreign person" as defined in Section 1445(f)(3) of the Internal Revenue Code, and Sellers shall deliver to Buyer an affidavit to such effect at Closing.

         4.4 Inventory. Substantially all of Sellers' Inventory is in good and marketable condition and title thereto shall be conveyed to Buyer at Closing free and clear of any and all Liens other than Permitted Exceptions.

         4.6 Personalty. The Personalty includes all the personal property required for ownership, operation and maintenance of the Real Estate, the Facility and the Business, and shall be conveyed to Buyer at Closing free and clear of any and all Liens other than Permitted Exceptions.

         4.7 Permits. There are no permits, franchises, licenses, approvals or consents of any Governmental or quasi-governmental authority with jurisdiction required for the ownership, use or operation of the Business or any other Asset except as set forth in Exhibit G (collectively, the "Permits").

         4.8      Further Matters Relating to Real Estate.

                  4.8.1 Zoning. The zoning classification for the Real Estate permits the use of the Real Estate for the business currently conducted thereon, and the Real Estate fully complies with all relevant zoning laws and ordinances affecting the Real Estate.

                  4.8.2 No Condemnation. There is no pending condemnation, expropriation, eminent domain, or similar proceeding affecting all or any portion of the Real Estate. No Seller has any knowledge that any such proceeding is contemplated.

                  4.8.3 No Violations. Sellers have received no notices of requests, violations, orders, claims, citations, penalty assessments, orders, investigations or proceedings under any housing, building, safety, health, environmental, fire or zoning ordinances, codes and regulations of the respective jurisdictions within which the Real Estate is located (together, "Applicable Laws") or the certificate(s) of occupancy issued for the Real Estate.

                  4.8.4 Environmental Matters. No polluting, toxic or hazardous substances were used, generated, treated, stored, released, discharged or disposed of by the businesses conducted on the Real Estate by Sellers or, to the best of Sellers knowledge, by others, at any time. No notification of release of a "hazardous substance", "hazardous waste", pollutant or contaminant regulated under the Clean Air Act, 42 U.S.C. ss.7401 et seq.; the Clean Water Act, 33 U.S.C. ss. 1251 et seq., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. ss. 1401 et seq., the National Environmental Policy Act, 42 U.S.C. ss. 4321 et seq.; the Noise Control Act, 42 U.S.C. ss. 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss.651 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. ss.300f et seq.; the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, and the Emergency Planning, and Community Right-to-Know Act; the Toxic Substance Control Act, 15 U.S.C. ss.2601 et seq.; and the Atomic Energy Act, 42 U.S.C. ss.2011 et seq.; all as may be amended, with implementing regulations and guidelines, or any state or local environmental law, regulation or ordinance, has been received by Sellers and, to the best of Sellers' knowledge, none has been filed as to the Real Estate, and the Real Estate is not listed or formally proposed for listing on the National Priority List promulgated pursuant to CERCLA or on any state list of hazardous substance sites requiring investigation or clean-up. No PCB-contamination, friable asbestos or formaldehyde-based insulation items are present at the Real Estate.

                  4.8.5 Utilities. All water, sewer, gas, electric, telephone, and other public utilities and all storm water drainage required by law or necessary for the operation of the Assets are installed, connected and operating in good condition.

                  4.8.6 Mechanics' Liens. No work has been performed or is in progress at, and no materials have been furnished to, the Real Estate which, though not presently the subject of, might give rise to, mechanics', material suppliers', or other liens against the Real Estate or any portion thereof. If any lien for such work is filed before or after Closing hereunder, Sellers shall promptly discharge the same at their cost.

         4.9 Employees. There are no persons employed or engaged by any Seller in connection with the management, operation or maintenance of all or any portion of the Assets whose employment agreements may not be terminated at will. Sellers have carried all necessary workers compensation insurance with respect to all employees, up to the date of Closing, have filed all tax returns and other required filings and have withheld and paid all amounts required by law to be withheld or paid in respect thereof. Sellers have received no notice of violation of any provision of OSHA or any rule or regulation relating to the health and safety conditions of any Sellers' workplace.

         4.10 Employee Benefit Plans. Sellers do not maintain any employee pension benefit plan or any employee welfare benefit plan, or any bonus, deferred compensation, stock purchase, stock option, stock warrant or other material fringe benefits arrangement. Sellers have no liability to, and know of no basis upon which any liability could be asserted against, Sellers by the Pension Benefit Guaranty Corporation or any other party, under the Employee Retirement Income Security Act of 1974, as amended from time to time.

         4.11 Litigation. There is no action, suit or proceeding pending or, to the knowledge of Sellers, threatened against or affecting all or any portion of the Assets, or relating to or arising out of the ownership, management or operation of all or any portion of the Assets, or this Agreement or the transactions contemplated hereby, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, whether or not covered by insurance. If any such action, suit or proceeding is commenced after the date of Closing and if the same relates to or arises out of the ownership, management or operation of the Assets prior to Closing, then Sellers shall cause its insurer to insure and defend against the same.

         4.12 Adequacy of Assets. The Assets located on the Real Estate are all the assets normally used by Sellers in connection with the operation and maintenance of the Sellers' Business.

         4.13 Authority. Sellers have taken all corporate action necessary to approve and effect the transactions contemplated hereby. Company is a duly formed and validly existing corporation, organized and in good standing under the laws of its domicile and, to the extent required, is properly qualified to do business in the jurisdiction where the Real Estate is located.

         5. Covenants, Representations and Warranties of Buyer. Buyer covenants, represents and warrants to Sellers as follows:

         5.1 Authority. Buyer has taken all corporate action necessary to approve and effect the transactions contemplated hereby. Buyer is a duly formed and validly existing corporation, organized and in good standing under the laws of its domicile and, to the extent required, is properly qualified to do business in the jurisdiction where the Real Estate is located.

         6. Conditions Precedent to Buyer's Obligations. All of Buyer's obligations hereunder (including, without limitation, its obligation to purchase and accept the Assets from Sellers) are expressly conditioned on the satisfaction at or before the time of Closing hereunder or at or before such earlier time as may be expressly stated below, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Buyer, at Buyer's option):

         6.1 Accuracy of Representations. All of the covenants, representations and warranties of Sellers contained in this Agreement shall have been true and correct when made, and shall be true and correct on the date of Closing with the same effect as if made on and as of such date. To evidence the foregoing, there shall be delivered to Buyer at Closing a certificate to that effect, dated the date of Closing, which certificate shall have the effect of a representation and warranty of Sellers made on and as of the date of Closing.

         6.2 Performance. Sellers shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

         6.3 Material Adverse Change. Between the date hereof and the date of Closing, there shall have been no material adverse change in the financial condition of the Business or the physical condition of the Assets.

         6.4 Documents and Deliveries. All instruments and documents required on Sellers' part to effect this Agreement and the transactions contemplated hereby, all as set forth herein generally and particularly in Section 10 hereof, shall be delivered to Buyer and shall be in form and substance consistent with the requirements herein and otherwise reasonably satisfactory to Buyer and its counsel.

         6.5 Exhibits, etc. The Exhibits and Schedules to this Agreement and all deliveries required to be made to Buyer hereunder shall have been furnished or made to Buyer and shall be satisfactory to it.

         7. Conditions Precedent to Sellers' Obligations. All of Sellers' obligations hereunder (including, without limitation, its obligation to sell and convey the assets to Buyer) are expressly conditioned on the satisfaction at or before the time of Closing hereunder or at or before such earlier time expressly stated below, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Seller, at Sellers' option):

         7.1 Accuracy of Representations. All of the representations and warranties of Buyer contained in this Agreement shall have been true and correct when made, and shall be true and correct on the date of Closing with the same effect as if made on and as of such date.

         7.2 Performance. Buyer shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

         7.3 Documents and Deliveries. All instruments and documents required on Buyer's part to effect this Agreement and the transactions contemplated hereby, all as set forth herein generally and particularly in Section 10 hereof, shall be delivered to Sellers and shall be in a form and substance consistent with the requirements herein and otherwise reasonably satisfactory to Sellers and their counsel.

         8.       Failure of Conditions.

         8.1 In the event Sellers shall not be able to convey title to the Assets on the date of Closing in accordance with the provisions of this Agreement for any reason whatsoever, or if all of the conditions precedent set forth in Section 6 hereof have not been satisfied in full at or prior to Closing, then Buyer shall have the following options (the "Termination Options"), exercisable by written notice to Sellers at or prior to the Closing, or at such earlier date as may be specified elsewhere in this Agreement, if applicable: (1) Buyer may terminate this Agreement, in which case the Deposit and all interest thereon shall be returned to Buyer and the parties shall have no other rights or obligations hereunder, or (2) Buyer may waive its objections hereunder and proceed with the transaction pursuant to the remaining terms and conditions of this Agreement, in which event any such waived objection shall become a Permitted Exception, provided, however, that in such event the Purchase Price shall automatically be reduced by the amount of any mortgage, judgment or other Lien other than a Permitted Exception not removed at or before Closing by Sellers, together with interest and penalties thereon, if any, and together with any additional title insurance costs or premiums imposed by Title Insurer by reason thereof. Any provision of this
Section 8 to the contrary notwithstanding, if Sellers' inability to convey title or the failure of condition is due to a breach by Sellers in default of their obligations hereunder, then Buyer's remedies in respect thereof shall not be limited by the foregoing provisions of this Section 8 and Buyer shall be permitted to exercise forthwith any right, power or remedy available to Buyer by law, in equity or by contract.

         8.2 In the event Buyer shall not be able to deliver the Purchase Price at Closing in accordance with Section 10 below, Sellers may terminate this Agreement, in which case the Deposit and all interest thereon shall be retained by Sellers and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination, provided, however, that in such event Sellers shall be reimbursed by Buyer for all reasonable title insurance company charges, reasonable survey charges, reasonable attorneys' fees and other reasonable out-of-pocket costs incurred in connection with the transactions contemplated by this Agreement.

         9.       Certain Additional Covenants.

         9.1 Ordinary Course. Between the date of execution of this Agreement and the date of Closing, Sellers shall operate the Business in the ordinary course and manage the Assets in a normal businesslike manner, consistent with prior practices, making all necessary repairs and replacements required to keep the Assets in good repair and working order and in substantially the same condition as the date hereof, including ordering and maintaining on hand sufficient materials, supplies, equipment, inventory, fuel and other personal property (including, without limitation, replacements and replenishment of the Inventory) for the efficient operation and management of the Assets, through the date of Closing, in a first class manner. Sellers shall not execute any new Contract or take any other actions not in the ordinary course of business without Buyer's prior written consent, which consent will not be unreasonably withheld, or waive any material right or claim affecting the Assets. Sellers shall promptly notify Buyer of any change in any condition with respect to the Assets or of any event or circumstance which makes any representation or warranty of Sellers to Buyer under this Agreement untrue or misleading, or any covenant of Buyer under this Agreement incapable or less likely of being performed.

         9.2 Inspection. Upon reasonable prior notice given by Buyer, and to the extent it does not materially interfere with the operation of Seller's Business, Sellers shall make the records available to Buyer for inspection, copying, and auditing by Buyer's designated accountants, and shall cooperate with Buyer in obtaining any and all permits, licenses, authorizations and other governmental approvals necessary for the operation of the assets as an auto wash and oil and lube center.

         9.3 Title Examination Period. Sellers shall obtain a title commitment from the Title Insurer as soon as reasonably possible after the date of this Agreement. Buyer shall have thirty days to examine title from last to occur of the Sellers' delivery to Buyer of the following: (i) a current title commitments with respect to the Real Property, committing to an extended coverage owners policy of title insurance from the Title Insurer, in an amount equal to the fair market value of the Real Property, to include access and contiguity endorsements, and insuring title to the Real Estate to be in fee simple subject only to the Permitted Exceptions; (ii) copies of all documents noted as exceptions in the title commitment; and (iii) a current ALTA survey for the Real Estate (referred to herein as the "Title Examination Period"). If Buyer's examination of title reflects exceptions to title other than the Permitted Exceptions, Buyer shall so notify Sellers in writing specifying such defects prior to the expiration of the Title Examination Period. Sellers shall have thirty (30) days from receipt of written notice from Buyer within which to remove said defects, and if Sellers are is unsuccessful in removing them within said time, Buyer shall have the option of either: (i) accepting the title in its then existing condition; or (ii) canceling this Agreement, whereupon Sellers shall return the Deposit to Buyer and the parties shall be released of all further obligations under this Agreement. Sellers agree that it will use its best efforts to correct the defects in title within the time provided therefor, including the bringing of necessary suits. If such title defects, if any, are not cured by the date otherwise set for closing but are cured within the original or extended cure periods, as applicable, then closing shall occur within ten (10) days after the title has been cured, provided the other conditions of this Agreement to closing have been met.

         10.      Closing; Deliveries.

         10.1 Closing. Buyer is a shareholder of American Wash Services, Inc., which has entered into an agreement to merge with a subsidiary of Mace Security International, Inc. ("Merger Agreement"). The Closing under this Agreement (the "Closing") shall be held at 10:00 A.M. on the first business day after the date that is seven (7) days after closing occurs under the Merger Agreement, provided all conditions to closing, including those set forth in Section 9.4, have been met, at the offices of Buyer, in King of Prussia, Pennsylvania, unless another time, date or place is agreed to in writing by Sellers and Buyer. If the Closing shall not have occurred by the date which is sixty days after the date of this Agreement solely because of the failure of a closing to occur under the Merger Agreement, then either party may terminate this Agreement upon written notice to the other party, whereupon this Agreement shall become void and be of no further force and effect and no party hereto shall have any further liability to any other party, and the Deposit shall be paid to Seller as provided in Section 3.3 above.

         10.2 Sellers' Deliveries. At Closing, Sellers shall deliver to Buyer the following (all in form and substance satisfactory to Buyer and Buyer's counsel) (sometimes referred to hereinafter, together with this Agreement, the Exhibits and Schedules hereto and all other certificates, affidavits and documents to be delivered pursuant to this Agreement by Seller, collectively as the "Asset Transfer Documents"):

                  10.2.1 A Special Warranty Deed to the Real Estate, duly executed and acknowledged by Sellers and in proper form for recording, conveying fee simple title to the Real Estate to Buyer.

                  10.2.2 A warranty bill of sale for all of the Personalty and the Inventory, duly executed and acknowledged by Sellers.

                  10.2.3 One or more assignments assigning to Buyer all Intangible Personal Property, including without limitation all Assigned Contracts and assignable Permits, together with the original of each such Assigned Contract and Permit.

                  10.2.4 The originals of all certificates of occupancy and all other materials identified in the Exhibits hereto and then in Sellers' possession, and all other records and files relating to the construction, operation and maintenance of the Assets (all of which Buyer shall make available to Sellers for a period of three (3) years after Closing).

                  10.2.5 Such affidavits or letters of indemnity as the Title Insurer shall require in order to issue, without extra charge, policies of title insurance for the Real Estate free of any exceptions for unfiled mechanics' or materialmen's liens for work performed prior to Closing.

                  10.2.6   Keys to all locks of the Assets.

                  10.2.7 The certificate required by Section 6.2 hereof.

                  10.2.8 The Foreign Investors Real Property Tax Act Certification and Affidavit in the form attached hereto as Exhibit I.

                  10.2.9 All other instruments and documents reasonably required on the part of Sellers to effectuate this Agreement and the transactions contemplated thereby.

         10.3 At Closing, Buyer shall deliver to Sellers the following (all in form and substance satisfactory to Sellers and their counsel):

                  10.3.1 A bank certified or cashier's check or a plain check of Title Insurer, in the amount required under Section 2.2 hereof and payable to or transferred to the order or account of Sellers or to such other person as Sellers shall designate in writing.

                  10.3.2 A promissory note in the amount required under
Section 2.2 hereof.

                  10.3.3 A mortgage in a form acceptable to Sellers.

         11.      Apportionments; Taxes; Expenses.

         11.1 Apportionments. Except as otherwise specifically provided below, all expenses and obligations relating to the operation of the Assets (including, without limitation, real estate taxes; charges under each lease; payroll and employee benefits; insurance premiums; security deposits; and management fees) shall be pro rated between Buyer and Sellers as of midnight of the day preceding the date of Closing. Whether amounts are allocable for the above purposes for the period before or after Closing shall be determined in accordance with generally accepted accounting principles using the accrual method. Sellers shall be responsible for, and shall pay at Closing, any and all accrued vacation time, accrued wages and salary, bonuses or other benefits accrued by the employees of the Facility.

                  11.1.1 Taxes. All real estate taxes, charges and assessments affecting the Real Estate shall be pro rated on a per diem basis as of midnight of the day preceding the date of Closing, disregarding any discount or penalty and on the basis of the fiscal year of the authority levying the same. If any of the same have not been finally assessed, as of the date of Closing, for the current fiscal year of the taxing authority, then the same shall be adjusted at Closing based upon the most recently issued bills therefor, and shall be re-adjusted immediately when and if final bills are issued; but if on the date of Closing, the Real Estate shall be affected by any special assessment, then all unpaid installments of such assessment (including those which are to become due and payable after Closing) shall be paid and discharged by Sellers prior to or at Closing.

                  11.1.2 Utilities. Charges for water, electricity, sewer rental, gas, telephone and all other utilities shall be pro rated on a per diem basis as of midnight of the day preceding the date of Closing, disregarding any discount or penalty and on the basis of the fiscal year or billing period of the authority, utility or other person levying or charging for the same. If the consumption of any of the foregoing is measured by meters, then in lieu of apportionment as aforesaid Buyer shall, not earlier than the day preceding the date of Closing, obtain a reading of each such meter and Sellers shall pay all charges thereunder through the date of the meter readings. If there is no such meter or if the bills for any of the foregoing have not been issued prior to the date of the Closing, the charges therefor shall be adjusted at the Closing on the basis of charges for the prior period for which bills were issued and shall be further adjusted when the bills for the current period are issued. Sellers and Buyer shall cooperate to cause the transfer of the Business's utility accounts and telephone numbers from Sellers to Buyer.

                  11.1.3 Insurance Premiums. If Buyer shall elect to accept any transferable Insurance Policies, the premiums payable thereon shall be pro rated on a per diem basis on the terms set forth in this Section 11.1.

                  11.1.4 Charges under Contracts. The unpaid monetary obligations of Sellers with respect to any of the Contracts shall be pro rated on a per diem basis on the terms set forth in this Section 11.1.

         11.2 Expenses. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby including, without limitation, (1) all costs and expenses stated herein to be borne by a party, and (2) all of their respective accounting, legal and appraisal fees. Seller, in addition to its other expenses, shall pay one-half of all transfer taxes and/or documentary stamps associated with the transfer and conveyance of the Assets; Buyer, in addition to its other expenses, shall pay (1) one-half of all transfer taxes and/or documentary stamps associated with the transfer and conveyance of the Assets, (ii) the costs of any surveys prepared at Buyer's request, (iii) all title insurance premiums associated with the transfer of each Facility, and (iv) all recording charges for Real Estate transfer documents.

         12.      Damage or Destruction: Condemnation; Insurance.

         12.1 Termination by Buyer. If at any time prior to the date of Closing all or any portion of the Assets are destroyed or damaged as a result of fire or any other casualty whatsoever and the cost of restoring such damage exceeds 5% of the Purchase Price, or if all or any portion of the real Estate is condemned or taken by eminent domain proceedings by any public authority or if a notice of any such prospective condemnation or taking is given by any public authority, then, at the option of Buyer, this Agreement shall terminate and shall be canceled with no further liability of either party to the other, and the Deposit shall be returned to Buyer, together with all interest named thereon. Sellers shall give Buyer prompt written notice of any casualty or any actual or threatened taking.

         12.2 No Termination. If there is any partial or total damage or destruction or condemnation or taking, as above set forth, and if Buyer elects not to terminate (or is not permitted to terminate) this Agreement as therein provided, then (1) in the case of a taking, all condemnation proceeds paid or payable to Sellers shall belong to Buyer and shall be paid over and assigned to Buyer at Closing, and Sellers shall further execute all assignments and any other documents or other instruments as Buyer may reasonably request or as may be necessary to transfer all interest in all such proceeds to Buyer or to whomever Buyer shall direct; and (2) in the case of a casualty, Buyer shall have all rights to any insurance proceeds paid or payable under all insurance policies maintained by Sellers. Sellers agree to maintain casualty insurance on the Facility at all times prior to Closing in amounts equal to at least 80% of the replacement cost under policies with deductibles not exceeding $1,000.

         12.3 Dispute Resolution. In the event of a dispute between Sellers and Buyer with respect to the cost of restoration under Section 12.1 or 12.2 above, an architect designated by Sellers and an architect designated by Buyer shall select an independent architect licensed to practice in the jurisdiction where the Real Estate is located who shall resolve the dispute. All fees, costs and expenses of the architect so selected shall be shared equally by Buyer and Sellers.

         13.      Defaults Prior to Closing.

         13.1 Default by Buyer. If Closing shall not occur by reason of Buyer's default under this Agreement, then the Deposit and all interest thereon shall be delivered to Sellers and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination.

         13.2 Default by Sellers. In the event Sellers are in default under this Agreement at or prior to Closing and if as a result thereof a Closing hereunder shall not occur, then Buyer shall be entitled to pursue any rights, powers or remedies available to Buyer by law, in equity or by contract, including specifically, but without limitation, the right: (1) to specifically enforce this Agreement against Seller, in which event, pending consummation of the specific enforcement proceeding, the Deposit and all other monies paid by Buyer on account of the Purchase Price, together with all interest earned thereon, shall forthwith be returned to Buyer (the principal of such Deposit to be repaid to Sellers if, as and when a Closing shall take place); or (2) to terminate and cancel this Agreement, in which event the Deposit and all other monies paid by Buyer on account of the Purchase Price, together with all interest earned thereon, shall forthwith be returned to Buyer, and Sellers shall reimburse Buyer for all reasonable out-of-pocket costs incurred by Buyer in connection with the transactions contemplated by the Agreement, and thereupon this Agreement shall terminate and the parties shall be relieved of all further obligation and liability hereunder.

         14.      Indemnifications.

         14.1 Indemnity by Sellers. From and after the Closing Date, Sellers shall jointly and severally indemnify, defend and hold harmless Buyer and its shareholders, directors, officers and employees (collectively, the "Buyer Indemnified Parties"), from and against and in respect of, and shall on demand pay to the Buyer Indemnified Parties the full amount of any and all losses and/or liabilities (including without limitation reasonable attorneys' fees) suffered or incurred by any Buyer Indemnified Party due to, by reason of, or the existence of which would constitute: (i) any untrue representation, breach of warranty or breach or non-fulfillment of any covenant or agreement by Sellers contained in any Asset Transfer Document;
(ii) any Tax unpaid and owing by Seller, including without limitation any payroll, unemployment or social security taxes, and any withholdings in respect thereof, any income, excise, use, personal property, stock or franchise, use and occupancy, real estate, business or sales tax, any assessments and impositions and any and all interest and penalties associated therewith unpaid and owing by Seller; (iii) any liability arising out of, relating to or connected with any act or omission in respect of the Assets accruing prior to the Closing Date; and (iv) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including without limitation, attorneys' fees and expenses, incurred by any Buyer Indemnified Party incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         14.2 Indemnity by Buyer. From and after the Closing Date, Buyer shall indemnify, defend and hold harmless Sellers, their heirs successors and assigns (collectively, the "Seller Indemnified Parties"), from and against and in respect of, and shall on demand pay to the Seller Indemnified Parties the full amount of any and all losses and/or liabilities (including without limitation reasonable attorneys' fees) suffered or incurred by any Seller Indemnified Party due to, by reason of, or the existence of which would constitute: (i) any untrue representation, breach of warranty or breach of non-fulfillment of any covenant or agreement by Buyer contained in this Agreement; (ii) any liability arising out of, relating to or connected with any act or omission in respect of the Assets accruing after the Closing Date; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, costs and expenses, including without limitation, attorneys' fees and expenses, incurred by any Seller Indemnified Party incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         15. Undertakings by Sellers and Buyer. In addition to the obligations required to be performed hereunder by Sellers and Buyer at Closing, Sellers and Buyer each agree to perform such other acts, and to execute, acknowledge and deliver, prior to, at or subsequent to Closing, such other instruments, documents and other materials as the other may reasonably request and as shall be necessary in order to effect the consummation of the transactions contemplated hereby and to vest title to the assets in Buyer or Buyer's nominee.

         16. Tender. Formal tender of an executed deed and purchase money is hereby waived, but nothing herein shall be deemed a waiver of the obligation of Sellers to execute, acknowledge and deliver the deed or other instruments referred to in Section 10 or the concurrent obligation of Buyer to pay the Purchase Price at Closing as provided in Section 2.

         17. Notices. All notices and other communications hereunder shall be in writing (whether or not a writing is expressly required hereby), and shall be hand delivered or sent by an express delivery service that keeps written records of delivery, and shall be deemed to have been given when received or refused by the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby):

         17.1     If to Sellers, or any of them:
                  c/o Plaza Car Wash
                  225 Plaza Boulevard
                  Morrisville, Pennsylvania 19067

         17.2     If to Buyer:
                  Red Mountain Holdings, Ltd.
                  c/o Robert M. Kramer & Associates, P.C.
                  1150 First Avenue, Suite 900
                  King of Prussia, Pennsylvania  19406

         18. Brokers. Other than as specified in this Section 18, each party represents to the other that neither has made any agreement or taken any action which may cause any broker, agent or person to become entitled to a brokerage or other fee or commission as a result of the transactions contemplated by this Agreement; and Sellers and Buyer each hereby indemnify and shall defend the other from any and all claims, actual or threatened, for compensation by any third person by reason of such party's breach of its representation or warranty contained in this Section 18. Should the transaction contemplated by this Agreement close, Sellers have agreed to pay a fee to First Prizer Corporation in the amount of 3% of the Purchase Price, said fee to be paid in full at Closing.

         19.      Miscellaneous.

         19.1 Assignability. Buyer may not assign or transfer any portion or all of its rights or obligations under this Agreement to any other individual, entity or other person other than an entity in which Buyer is a shareholder or the shareholders of Buyer are principals without the consent thereto by Sellers. Upon any permitted assignment the assignee shall be deemed to be the Buyer hereunder for all purposes hereof and have all the rights of Buyer hereunder.

         19.2 Governing Law; Parties in Interest. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

         19.3 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act or event from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or legal holiday in Pennsylvania, in which event the period runs until the end of the next day which is not a Saturday, Sunday or such legal holiday.

         19.4 Headings. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

         19.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         19.6 Exhibits. All Exhibits which are referred to herein and which are attached hereto or bound separately and initialed by the parties are expressly made and constitute a part of this Agreement. To the extent that the form of any Exhibit intended to be attached hereto has not been completed at the time of execution of this Agreement, the parties agree to negotiate in good faith to agree upon the form of such Exhibit within fifteen (15) days after the date hereof.

         19.7 Survival. All covenants, representations, warranties and other provisions herein shall survive Closing and delivery of the deed to the Real Estate and delivery of the Assets for a period of 180 days, notwithstanding any examination made by or on behalf of the parties hereto and any knowledge, actual or constructive, which Buyer may have as to the inaccuracy of any representation or warranty of Sellers.

         19.8 Entire Agreement; Amendments. This Agreement and the Exhibits hereto set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

         20. Covenant Not to Compete. Sellers do hereby agree that for a period of five (5) years from the date of Closing, within a radius of thirty
(30) miles from the Facility location, they will not directly or indirectly be involved in owning or operating any auto wash business or other activity in direct or indirect competition with the businesses being sold pursuant to this Agreement. If requested by Buyer, Sellers shall execute and deliver at Closing a covenant further evidencing his agreement to be bound by the foregoing covenant not to compete, in form satisfactory to Buyer and its counsel.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


SELLERS:

GABE'S PLAZA CAR WASH, INC.

By: /s/ Gabe Kirikian
Name: Gabe Kirikian
Title: President

/s/ Gabe Kirikian
------------------------------
Gabe Kirikian

/s/ Alice Kirikian
------------------------------
Alice Kirikian


BUYER:

RED MOUNTAIN HOLDINGS, LTD.

By: /s/ David Ehrlich
    --------------------------
    David Ehrlich, President

:\kirikian.003

                             SCHEDULE OF EXHIBITS

A  -  Land: Legal Description

B  -  Equipment

C  -  Excluded Assets

D  -  Allocation of Purchase Price

                  - Real Estate

                  - Equipment

                  - Good Will

E  -  Permitted Exceptions

F  -  Assigned Contracts

G  -  Permits

H  -  Employees

I  -  FIRPTA Certification

                    FIRST AMENDMENT TO AGREEMENT OF SALE

This FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment"), dated as of May 10, 1999, is by and among Gabe Kirikian and Alice Kirikian residents of New York ("Shareholders"), Gabe's Plaza Car Wash, Inc. ("Company"), and Red Mountain Holdings, Ltd. ("Buyer"). Shareholders and Company may be referred to herein as "Sellers".

                                 WITNESSETH:

Whereas, the Sellers and the Buyer entered into that certain Agreement of Sale dated as of April, 22, 1999 (this "Agreement") pursuant to which the Sellers agreed to sell and the Buyer agreed to buy certain Real Estate (as defined in the Agreement);

Whereas, the Sellers and the Buyer desire to amend section 2.2 of the Agreement only to reflect the changes outlined below;

NOW therefore, in consideration of the mutual agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the Sellers and Buyer hereby agree to amend the Agreement as follows:

1. Section 2.2 of the Agreement is amended to read: Balance. The balance of the Purchase Price shall be paid at Closing (as such term is defined in the Agreement) as follows (i) $185,000 by bank certified or cashier's check or by plain check of Buyer's title insurer ("Title Insurer"), and (ii) a promissory note by Buyer in the amount of $717,000, bearing interest at the rate of 7% per annum, payable in 21 equal installments, secured by a first mortgage on the Real Estate in a form acceptable to Sellers (said acceptance to occur within thirty days after the date of the Agreement) and payable as follows:

(a) "Initial Payment": Within sixty (60) days of Closing (the "Initial Payment Date"), Buyer shall make an initial payment to Seller in the amount of $200,000 together with interest accrued at a daily rate of $38.89 for the actual number of days elapsed between Closing and the Initial Payment Date. The Initial Payment must be paid to Seller by bank certified or cashier's check

(b) Twenty (20) equal principal installments of $25,850 on each Payment Period of each year until paid, together with interest at a rate of 7% per annum on the unpaid balance.

2. The following new provision shall hereby be added to the Agreement:
Payment Period: January 1, April 1, July 1, October 1 of each year, the first Payment Period to begin no earlier than ninety (90) days from Closing.

IN WITNESS WHEREOF, Sellers and Buyer have caused their names to be signed hereto as of the date first above written.


SELLERS:

GABE'S PLAZA CAR WASH, INC.

By: /s/ Gabe Kirikian
Name: Gabe Kirikian
Title: President

/s/ Gabe Kirikian
GABE KIRIKIAN

/s/ Alice Kirikian
ALICE KIRIKIAN


BUYER:

RED MOUNTAIN HOLDINGS, LTD.

By: /s/ David Ehrlich, Director

                                  ASSIGNMENT

        This Assignment is entered into this 17th day of May, 1999, by and between Mace Security International, Inc. ("MSI") and Red Mountain Holdings, Ltd. ("RMH").

                                   RECITALS

         RMH is a party to an Agreement of Sale dated April 22, 1999, by and between RMH as purchaser and Gabe Kirikian, Alice Kirikian and Gabe's Plaza Car Wash, Inc., as sellers, as amended by a First Amendment to Agreement of Sale, dated May 10, 1999 (as so amended, the "Purchase Agreement"). RMH wishes to assign to MSI all of its rights and obligations under the Purchase Agreement and MSI is willing to accept all of AWS's rights and obligations under the Purchase Agreement.

         NOW THEREFORE intending to be legally bound hereby the Parties hereto agree as follows:

         1. Assignment. RMH hereby assigns to MSI all of RMH's rights and obligations under the Purchase Agreement. MSI hereby accepts the assignment of RMH's rights and obligations under the Purchase Agreement. MSI hereby indemnifies RMH from and against all claims, damages, causes of actions, and all expenses, including the costs of litigation and attorney's fees relating to MSI's performance under the Purchase Agreement.

         2. Consideration. Upon the Initial Payment Date, as that term is defined in the Purchase Agreement, MSI hereby agrees to pay RMH $15,000 payable in good funds in exchange for the assignment of the Purchase Agreement.

         IN WITNESS WHEREOF, this Assignment has been executed the day and year above written.

                                       RED MOUNTAIN HOLDINGS, LTD.

                                       By: /s/ David Ehrlich
                                       David Ehrlich, Director

                                       MACE SECURITY INTERNATIONAL, INC.

                                       By: /s/ Robert M. Kramer
                                       Name: Robert M. Kramer
                                       Title: Executive Vice President

Mace Security International Acquires Five Washes with Combined Annual Sales of $4.4 Million

BENNINGTON, Vt., June 10 /PRNewswire/ -- Mace Security International, Inc. ("MSI") MACE today announced that it has signed definitive purchase agreements that have been closed in escrow for five additional car washes. MSI has assumed operations at these locations pursuant to the agreements. This brings the total number of wash locations that have been acquired by MSI to 53.

The Hannna Carwash and the Classic 50's Carwash are both located in Lubbock, Texas. On a combined basis, these two full service washes have approximated $2.2 million in annualized sales, and they make MSI the largest operator of washes in Lubbock. With the addition of the Lubbock washes MSI now operates 21 washes in Texas. The Superstar Kyrene Carwash and Lube Center located in Tempe, Arizona has also been Purchased by MSI. Superstar consists of a full service wash and lube center, which generate about $1.2 million in annualized revenues and will bc a strategic addition to the 13 MSI locations in Phoenix.

In addition, MSI has purchased the Plaza Carwash in Morrisville, Pennsylvania and Moorestown Carwash in Southern New Jersey. These two exterior washes widen MSI's band of operations in the northern and eastern suburbs of Philadelphia, and give MSI a total of 17 operating locations in the greater Philadelphia metropolitan area. Combined they will add almost $1 million in annual revenue to MSI's operations.

Commenting on the transactions, Lou Paolino, CEO of MSI stated that, "All these washes blend nicely into MSI's expansion plans. They are efficient, well-operated washes in prime locations with proven car counts, and they are positioned to immediately enjoy additional profitability from integration into MSI's chain of washes."

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties, including without limitation, risk relating to the financial outcomes of the planned business and growth strategies, that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainties that could cause actual results to differ materially from those projected.